UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  December 30, 2011

U.S. PREMIUM BEEF, LLC

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-115164	20-1576986
(Commission File Number)	(I.R.S. Employer Identification No.)

12200 North Ambassador Drive Kansas City, Missouri	64163
(Address of principal executive offices)	(Zip Code)

(816) 713-8800

Registrant’s telephone, number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment to U.S. Premium Beef, LLC’s  Current Report on Form 8-K dated December 30, 2011 and filed by the Company with the Securities and Exchange Commission on that date (the “Closing 8-K”).  The Closing 8-K announced the closing of transactions contemplated by and pursuant to the Membership Interest Purchase Agreement dated December 5, 2011 between and among U.S. Premium Beef, LLC, Leucadia National Corporation, National Beef Packing Company, LLC, NBPCo Holdings, LLC, TKK Investments, LLC, TMKCo, LLC and TMK Holdings, LLC.  The information previously reported in the Closing 8-K is hereby incorporated by reference into this Form 8-K/A.  This Form 8-K/A amends Item 9.01 of the Closing 8-K to provide the pro forma financial statements for the fiscal year ending August 27, 2011, as contemplated by the Closing 8-K.

ITEM 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information

The pro forma financial information required by virtue of the transactions described in Section 2.01 of the Closing 8-K is attached as Exhibit 99.4 to this Report.

(c) Exhibits

The following is filed as an Exhibit to this Report:

Exhibit No.	Description of Exhibit

99.4	Pro forma financial statements for the fiscal year ending August 27, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. PREMIUM BEEF, LLC

	By	/s/ Steven D. Hunt
Steven D. Hunt,
Chief Executive Officer

Dated: January 6, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.4	Pro forma financial statements for the fiscal year ending August 27, 2011.